                                                                    EXHIBIT 10.4



                        LORAL SPACE & COMMUNICATIONS LTD.

                                  $400,000,000

                 6% Convertible Preferred Equivalent Obligations
                                    due 2006


                          REGISTRATION RIGHTS AGREEMENT


                                                              New York, New York
                                                                  March 31, 1997


Finmeccanica S.p.A.
Piazza Monte Grappa 4
00195 Rome
ITALY

Aerospatiale Societe
  Nationale Industrielle
100 BD Du Midi
Cannes La Bocca Cedex
FRANCE

Alcatel Espace
11 Avenue Dubonnet
924047 Courbevoie Cedex
FRANCE

and such other Initial Purchasers
who execute this Agreement

Dear Sirs:

                  Loral Space & Communications Ltd., a Bermuda company (the "Company"), proposes to issue and sell to Finmeccanica S.p.A. ("Finmeccanica"), Alcatel Espace ("Alcatel"), Aerospatiale Societe Nationale Industrielle ("Aerospatiale") and such other initial purchasers as the Company shall designate from time to time (the "Initial Purchasers"), up to $400,000,000 aggregate principal amount of its 6% Convertible Preferred Equivalent Obligations due 2006 (the "CPEOs"). The CPEOs will be convertible into shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") at the conversion price set forth therein and, upon receipt of shareholder approval, be mandatorily exchangeable for shares of the Company's 6% Series C Convertible Redeemable Preferred Stock, par value

$.01 per share (the "Preferred Shares"), having an aggregate liquidation preference equal to the aggregate principal amount of the CPEOs outstanding at the time of such exchange. For purposes of this Agreement, the term "Securities" shall refer to the CPEOs until and unless shareholder approval shall have been secured for the issuance of the Preferred Shares, in which case, upon the issuance of the Preferred Shares in exchange for the CPEOs, the term "Securities" shall refer to such Preferred Shares.

                  The CPEOs will be issued and sold to Finmeccanica upon the terms set forth in the Transaction Agreement dated as of March 20, 1997, between the Company and Finmeccanica, and to such other Initial Purchasers upon the terms set forth in such other agreements as may be entered into from time to time between the Company and each of the Initial Purchasers (collectively the "Purchase Agreements"), each of which constituting a separate agreement enforceable by the parties thereto independently of the terms of any other Purchase Agreement. In satisfaction of a condition to the obligations of each Initial Purchaser under any Purchase Agreement to which it is a party, the Company agrees with each Initial Purchaser (i) for the benefit of each Initial Purchaser and (ii) for the benefit of any subsequent holders of the Securities or the shares of Common Stock issuable upon conversion of the Securities (including any Initial Purchaser) from time to time until such time as such Securities shall no longer constitute restricted securities pursuant to Rule 144(k) of the Securities Act (as defined herein) or all such Securities and shares of Common Stock issued upon conversion of such Securities have been sold pursuant to the Shelf Registration Statement (as defined below) (each of the foregoing a "Holder" and together the "Holders"), as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" means the Securities Act of 1933, as from time to time amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" of any specified person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Commission" means the Securities and Exchange Commission.

                  "CPEOs" has the meaning set forth in the preamble hereto.

                  "Exchange Act" means the Securities Exchange Act of 1934, as from time to time amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Holder" has the meaning set forth in the preamble hereto.

                  "Incorporated Document" means filings made by the Company with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act.

                  "Indenture" means the indenture, dated as of February 1, 1997, relating to the CPEOs between the Company and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

                  "Majority Holders" means the Holders of a majority of the aggregate principal amount or liquidation preference, as the case may be, of Securities registered under a Shelf Registration Statement; provided, however, that Holders of Common Stock issued upon conversion of Securities shall be deemed to be Holders of the aggregate principal amount or liquidation preference, as the case may be, of Securities from which such Common Stock was converted.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering of the securities covered by the Shelf Registration Statement.

                  "Preferred Shares" has the meaning set forth in the preamble hereto.

                  "Prospectus" means the prospectus included in any Shelf Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or Common Stock issuable upon conversion thereof covered by such Shelf Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

                  "Securities" has the meaning set forth in the preamble hereto.

                  "Shelf Registration Period" has the meaning set forth in
Section 2(b) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Securities and the Common Stock issuable upon conversion thereof, as applicable, on an appropriate form under Rule 415 under the Act or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Trustee" means the trustee with respect to the Securities under the Indenture.

                  "underwriter" means any underwriter of Securities or Common Stock issuable upon conversion thereof in connection with an offering thereof under a Shelf Registration Statement.

                  2. Shelf Registration; Suspension of Use of Prospectus.

                  (a) The Company shall prepare and, not later than May 5, 1997, shall file with the Commission and shall use its reasonable best efforts to cause to be declared effective under the Act thereafter, but no later than July 4, 1997, a Shelf Registration Statement relating to the offer and sale of the Securities and the shares of Common Stock issuable upon conversion thereof by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement. In furtherance of the foregoing, it is hereby acknowledged and agreed that upon the issuance of the Preferred Shares upon mandatory exchange as provided in the Indenture or upon sale pursuant to a Purchase Agreement, the Company shall take such steps as may be appropriate to ensure that any then current Shelf Registration Statement is amended, or a new Shelf Registration Statement is filed and promptly declared effective in accordance with the time limits in the first sentence of this Section 2(a), such that the Preferred Shares may be offered and sold by the Holders thereof from time to time to the same extent as the CPEOs immediately prior to such mandatory exchange. The sole and exclusive remedy available to the Holders in the event that a Shelf Registration Statement is not filed or declared effective within the time periods specified in this Section 2(a) is the collection of additional interest or dividends, as the case may be, in accordance with the terms of the Securities.

                  (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until such date as of which neither the Securities nor the shares of Common Stock issuable upon conversion thereof shall constitute restricted securities under Rule 144(k) of the Securities Act or until all the Securities and the shares of Common Stock issuable upon conversion thereof covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of securities covered thereby not to be able to offer and sell such securities during that period, unless such action is (i) required by applicable law or (ii) pursuant to Section 2(c) hereof, and, in either case, so long as the Company promptly thereafter complies with the requirements of Section 3(i) hereof, if applicable.

                  (c) The Company may suspend the use of the Prospectus for a period not to exceed 15 days (or such longer period as is reasonably necessary under the circumstances) in any three month period for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events.

                  3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Company shall furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose; provided, however, that the Company shall be required only to furnish an Incorporated Document to any Initial Purchaser as promptly as practicable following its filing with the Commission.

                  (b) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) (1) The Company shall advise the Initial Purchasers and the Holders and, if requested by any such Initial Purchaser or any such Holder, confirm such advice in writing:

                           (i) when a Shelf Registration Statement and any
                  amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Company shall advise the Initial Purchasers and the Holders (and, if requested by any such Initial Purchaser or any such Holder, confirm such advice in writing):

                           (i) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (iii) of the suspension of the use of the Prospectus
                  pursuant to Section 2(c) hereof or of
                  the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made); provided that such notice shall not be required to specify the nature of the event giving rise to the notice requirement hereunder.

                  (d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

                  (e) The Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

                  (g) Prior to any offering of securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Shelf Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (h) The Company shall cooperate with the Holders of Securities or the shares of Common Stock issued upon conversion thereof to facilitate the timely preparation and delivery of certificates representing Securities or the Common Stock issued upon conversion thereof to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of securities pursuant to such Shelf Registration Statement.

                  (i) Upon the occurrence of any event contemplated by paragraph
         (c)(2)(iii) above, the Company shall, if required pursuant to the Act or paragraph (c)(2)(iii) above, as promptly as practicable prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for the Securities registered under such Shelf Registration Statement, and provide the Trustee or transfer agent, as the case may be, with printed certificates for such Securities, in a form eligible for deposit with The Depository Trust Company.

                  (k) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

                  (1) The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

                  (m) The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement. Any Holder who fails to provide such information shall not be entitled to use the Prospectus.

                  (n) The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters, if any, and Majority Holders reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (o) The Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities or the shares of Common Stock issuable upon conversion thereof, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 5 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any), with respect to all parties to be indemnified pursuant to Section 5 by Holders of Securities or the Common Stock issuable upon conversion thereof to the Company, it being understood that all underwriting discounts and commissions, and all other underwriting fees, associated with such agreement in connection with such offering of the Securities and shares of Common Stock issuable upon conversion thereof shall, except as otherwise expressly agreed herein (including those expenses covered by Section 4), be for the account of the Holders or the underwriters.

                  (p) The Company shall (i) make reasonably available for inspection by any Managing Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the majority in principal amount or liquidation preference, as the case may be, of Holders of securities to be registered thereunder or by any such Managing Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by any such Managing Underwriter, attorney, accountant or agent in connection with such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by any such Managing Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court proceeding or required by law, or such information has become available (not in violation of this agreement) to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by Holders representing a majority by principal amount or number of shares, as the case may be, of the securities covered by such Shelf Registration Statement and by such Managing Underwriters; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, use its reasonable best efforts to retain any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  4. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of the Company's obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable and duly documented fees and disbursements of (i) counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith so long as such counsel is the same counsel as designated by the Majority Holders under the Registration Statement, dated as of November 6, 1996, among the Company and the Purchasers named therein or (ii) in the absence of such selection of counsel by either of the Majority Holders or the Majority Holders under the Registration Statement dated as of November 6, 1996, referred to in clause (i), one firm designated by the underwriters to act as counsel for the Holders in connection therewith. It is understood, however, that except as provided in this Section, the Holders shall pay all their own costs and expenses, including stock transfer taxes due upon resale by them of any of the securities covered by a Shelf Registration Statement and any advertising expenses incurred in connection with any offers and sales they make.

                  5. Indemnification and Contribution. (a) In connection with any Shelf Registration Statement, the Company agrees to indemnify and hold harmless each Holder of securities covered thereby (including each Initial Purchaser), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder or underwriter or Managing Underwriter specifically for inclusion therein, (ii) the Company shall not be liable to any indemnified party under this indemnity agreement with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, the Shelf Registration Statement or Prospectus which untrue statement or omission was corrected in an amended or supplemented Shelf Registration Statement or Prospectus, if the person alleging such loss, claim, damage or liability was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Shelf Registration Statement or Prospectus if the Company had previously furnished copies thereof to such indemnified party and if such delivery of a prospectus is finally judicially determined to be required by the Act and was not so made and (iii) the Company will not be liable to any indemnified party under this indemnity agreement with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results (a) from the use of a Shelf Registration Statement during a period when a stop order has been issued in respect thereof or any proceedings for that purpose have been initiated or
(b) from the use of the Prospectus during a period when the use of the Prospectus has been suspended in accordance with Section 3(c)(2)(iii) hereof, provided, in each case, that Holders received prior notice of such stop order, initiation of proceedings or suspension. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  The Company also agrees to indemnify or contribute to Losses, as provided in Section 5(d), of any underwriters of Securities or the shares of Common Stock issued upon conversion thereof registered under a Shelf Registration Statement, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(o) hereof.

                  (b) Each Holder of securities covered by a Shelf Registration Statement (including each Initial Purchaser) severally agrees to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers who signs such Shelf Registration Statement and (iv) each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the issuance and sale of any Securities contemplated in any Purchase Agreement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase price applicable to such Securities, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net value of the interest in Space Systems/Loral, Inc. it received in exchange for the

Securities (before deducting expenses). Benefits received by the Holders (including the Initial Purchasers) shall be deemed to be equal to the value such Holders realize by receiving Securities or the shares of Common Stock issuable upon conversion thereof registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of securities covered by a Shelf Registration Statement.

                  6.  Miscellaneous.

                  (a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Additional Initial Purchasers. This Agreement shall become effective upon its execution by the Company and Finmeccanica. The parties hereto acknowledge and agree that any Initial Purchaser, in addition to Finmeccanica, who enters into a Purchase Agreement with the Company and executes a counterpart to this Agreement after the date hereof shall become a party to and a Holder under this Agreement and be bound by its terms and be able to enforce its rights as a Holder hereunder. Each such counterpart to this Agreement shall become effective with respect to such Initial Purchaser upon its execution by such Initial Purchaser, and it shall not require the signature or the consent of any other person who at the time is a party hereto.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount or liquidation preference, as the case may be, of Securities or the shares of Common Stock issued upon conversion thereof; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of such Initial Purchaser or Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under such Shelf Registration Statement.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                           (1) if to a Holder other than any Initial Purchaser,
                  at the most current address given by such holder to the Company in accordance with the provisions of this Section 6(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

                           (2) if to any Initial Purchaser, initially at the
                  addresses set forth in Schedule I attached hereto:

                           (3) if to the Company, initially at its address set
                  forth below:

                        Loral Space & Communications Ltd.
                                600 Third Avenue
                               New York, NY l00l6

                  All such notices and communications shall be deemed to have been duly given when received.
                  Any Initial Purchaser or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities or the shares of Common Stock issuable upon conversion thereof. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (f) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (j) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount or liquidation preference, as the case may be, of Securities or the shares of Common Stock issued upon conversion thereof is required hereunder, Securities or the shares of Common Stock issued upon conversion thereof held by the Company or its Affiliates (other than subsequent Holders of Securities or the shares of Common Stock issued upon conversion thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or shares of Common Stock issued upon conversion thereof) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                             Very truly yours,

                                             LORAL SPACE & COMMUNICATIONS LTD.,

                                             by
                                                  /s/ Eric J. Zahler
                                                  ------------------
                                                  Name:  Eric J. Zahler
                                                  Title: Vice President &
                                                         Secretary


Accepted in New York, New York

March 31, 1997


FINMECCANICA S.p.A.

     by
           /s/ Christopher M. Wells
           ------------------------
           Name:  Christopher M. Wells
           Title: Attorney-in-Fact

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                             Very truly yours,

                                             LORAL SPACE & COMMUNICATIONS LTD.,

                                             by
                                                  /s/ Michael B. Targoff
                                                  ----------------------
                                                  Name:  Michael B. Targoff
                                                  Title: President & COO


Accepted in New York, New York

June 23, 1997


AEROSPATIALE SNI

by  /s/ Michel Delaye
    -----------------
    Name:  Michel Delaye
    Title: Le Directeur, Aerospatiale
           Espace & Defense

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                             LORAL SPACE & COMMUNICATIONS LTD.,

                                             by
                                                  /s/ Michael B. Targoff
                                                  ----------------------
                                                  Name:  Michael B. Targoff
                                                  Title: President & COO


Accepted in New York, New York

June 23, 1997


ALCATEL ESPACE

by  /s/ Jean Claude Husson
    ----------------------
    Name:  Jean Claude Husson
    Title: President and CEO

                                                                      SCHEDULE I


Finmeccanica S.p.A.
Piazza Monte Grappa 4
00195 Rome
ITALY

Aerospatiale Societe
  Nationale Industrielle
100 BD Du Midi
Cannes La Bocca Cedex
FRANCE

Alcatel Espace
11 Avenue Dubonnet
924047 Courbevoie Cedex
FRANCE